Prospectus supplement dated August 3, 2016
to the following prospectus(es):
Soloist prospectus dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following changes are made to the prospectus:
1) Effective January 1, 2016, all references to Neuberger Berman Management LLC, Neuberger Berman LLC, and Neuberger Berman Fixed Income LLC as Sub-advisor to the following funds is changed to Neuberger Berman Investment Advisers LLC:
•	Neuberger Berman Genesis Fund
•	Neuberger Berman Guardian Fund
•	Neuberger Berman Large Cap Value Fund
•	Neuberger Berman Short Duration Bond Fund
•	Neuberger Berman Socially Responsive Fund
2) Effective May 1, 2016, Wells Fargo Advantage Funds listed as a portfolio company on the outside cover page of the prospectus is changed to Wells Fargo Funds.
PRO-2503-31